Exhibit 99.1
Jamf Announces First Quarter 2025 Financial Results
•Q1 total revenue year-over-year growth of 10% to $167.6 million
•ARR year-over-year growth of 9% to $657.9 million as of March 31, 2025
•GAAP operating loss of $4.2 million, or (2)% of total revenue, compared to GAAP operating loss of $21.1 million, or (14)% of total revenue, in the first quarter of 2024
•Non-GAAP operating income of $37.6 million, or 22% of total revenue, compared to $22.1 million, or 15% of total revenue, in the first quarter of 2024
MINNEAPOLIS – May 6, 2025 – Jamf (NASDAQ: JAMF), the standard in managing and securing Apple at work, today announced financial results for its first quarter ended March 31, 2025.
“Jamf achieved solid results in Q1, exceeding the high end of our outlook for both revenue and profitability. We continue to execute our growth and profitability initiatives and remain committed to our goal of achieving the Rule of 40,” said John Strosahl, CEO. “On April 1st, we welcomed Identity Automation to Jamf. We’re excited to have Identity Automation’s identity and access capabilities as part of the Jamf platform, which will support two of our key growth levers, security adoption and mobile penetration.”
First Quarter 2025 Financial Highlights
•Revenue: Total revenue of $167.6 million, an increase of 10% year-over-year.
•ARR: ARR of $657.9 million as of March 31, 2025, an increase of 9% year-over-year.
•Gross Profit: GAAP gross profit of $130.5 million, or 78% of total revenue, compared to $117.0 million in the first quarter of 2024. Non-GAAP gross profit of $137.2 million, or 82% of total revenue, compared to $123.7 million in the first quarter of 2024.
•Operating Loss/Income: GAAP operating loss of $4.2 million, or (2)% of total revenue, compared to $21.1 million in the first quarter of 2024. Non-GAAP operating income of $37.6 million, or 22% of total revenue, compared to $22.1 million in the first quarter of 2024.
•Net Income/Adjusted EBITDA: Net income of $0.5 million, or 0% of total revenue, compared to net loss of $20.5 million in the first quarter of 2024. Adjusted EBITDA of $39.4 million, or 24% of total revenue, compared to $23.9 million in the first quarter of 2024.
•Cash Flow: Cash flow provided by operations of $51.2 million for the TTM ended March 31, 2025, or 8% of TTM total revenue, compared to $44.9 million for the TTM ended March 31, 2024. Unlevered free cash flow of $79.1 million for the TTM ended March 31, 2025, or 12% of TTM total revenue, compared to $72.6 million for the TTM ended March 31, 2024.
A reconciliation between historical GAAP and non-GAAP information is contained in the tables below and the section titled “Non-GAAP Financial Measures” below contains descriptions of these reconciliations.
Business Highlights
•Achieved Security ARR of $162 million as of March 31, 2025, representing 17% year-over-year growth and 25% of Jamf’s total ARR.
•Delivered year-over-year International revenue growth of 16%.
•Completed the acquisition of Identity Automation on April 1, 2025, expanding the Jamf platform to include dynamic identity management for K-12 education and other mobile device-specific industries.
•Launched four platform solutions – Jamf for Mac, Jamf for Mobile, Jamf for K-12, and Jamf for Small Business – aligned to specific buyer personas to deliver the power of Jamf’s device security and management capabilities through a simplified buying process.

•Honored by CRN®, a brand of The Channel Company, with a 5-Star Award in the 2025 CRN Partner Program Guide, an elite recognition given to companies that have built their partner programs on the key elements needed to nurture lasting, profitable, and successful channel partnerships.
Financial Outlook
We are maintaining our previously provided outlook for fiscal 2025 and layering in the financial impact of the Identity Automation acquisition, which closed on April 1, 2025. Our outlook is also based on current foreign exchange rates which impact our operating expenses.
For the second quarter of 2025, Jamf currently expects:
•Total revenue of $167.5 to $169.5 million
•Non-GAAP operating income of $29.5 to $30.5 million
For the full year 2025, Jamf currently expects:
•Total revenue of $691.0 to $695.0 million
•Non-GAAP operating income of $144.5 to $147.5 million
•Year-over-year unlevered free cash flow growth of at least 75%
To assist with modeling, for the second quarter of 2025 and full year 2025, amortization is expected to be approximately $9.8 million and $38.3 million, respectively. In addition, for the second quarter of 2025 and full year 2025, stock-based compensation and related payroll taxes are expected to be approximately $30.1 million and $111.3 million, respectively.
Jamf is unable to provide a quantitative reconciliation of forward-looking guidance of non-GAAP operating income to GAAP operating income (loss) and unlevered free cash flow to cash flow from operations because certain items are out of Jamf’s control or cannot be reasonably predicted. Historically, adjustments to non-GAAP operating income have included, but are not limited to, amortization expense, stock-based compensation expense, acquisition-related expense, acquisition-related earn-out, offering costs, payroll taxes related to stock-based compensation, system transformation costs, restructuring and other cost optimization charges, and extraordinary legal settlements and non-recurring litigation costs. Historically, adjustments to unlevered free cash flow have included, but are not limited to, cash paid for interest, cash paid for acquisition-related expense, cash paid for system transformation costs, cash paid for restructuring and other cost optimization charges, cash paid for contingent consideration, and cash paid for extraordinary legal settlements and non-recurring litigation costs. Accordingly, a reconciliation for forward-looking non-GAAP operating income and unlevered free cash flow are not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected GAAP operating income (loss) being materially less than is indicated by currently estimated non-GAAP operating income and cash flow from operations being materially less than is indicated by currently estimated unlevered free cash flow.
These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Webcast and Conference Call Information
Jamf will host a conference call and live webcast for analysts and investors at 3:30 p.m. Central Time (4:30 p.m. Eastern Time) on May 6, 2025.
The conference call will be webcast live on Jamf’s Investor Relations website at https://ir.jamf.com. Those parties interested in participating via telephone may register on Jamf’s Investor Relations website. The financial tables, earnings presentation, and investor presentation provided in connection with this press release and the accompanying conference call will also be available on Jamf’s Investor Relations website.

A replay of the call will be available on the Investor Relations website beginning on May 6, 2025, at approximately 6:00 p.m. Central Time (7:00 p.m. Eastern Time).
Please note that Jamf uses its https://ir.jamf.com website as a means of disclosing material non-public information, announcing upcoming investor conferences, and for complying with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website in addition to following our press releases, SEC filings, and public conference calls and webcasts.
Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe the non-GAAP measures of non-GAAP operating expenses, non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating income (loss), non-GAAP operating income (loss) margin, non-GAAP income before income taxes, non-GAAP provision for income taxes as it relates to the calculation of non-GAAP net income, non-GAAP net income, adjusted EBITDA, adjusted EBITDA as a percentage of revenue, free cash flow, free cash flow margin, unlevered free cash flow, and unlevered free cash flow margin are useful in evaluating our operating performance. Certain of these non-GAAP measures exclude amortization expense, stock-based compensation expense, foreign currency transaction (gain) loss, amortization of debt issuance costs, acquisition-related expense, payroll taxes related to stock-based compensation, system transformation costs, restructuring and other cost optimization charges, and extraordinary legal settlements and non-recurring litigation costs. We believe that non-GAAP financial measures, when taken collectively with GAAP financial measures, may be helpful to investors because they provide consistency and comparability with our past financial performance, provide additional understanding of factors and trends affecting our business, and assist in comparisons with other companies, some of which use similar non-GAAP information to supplement their GAAP results. Our non-GAAP financial measures are presented for supplemental informational purposes only, and should not be considered a substitute for financial measures presented in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude certain expenses that are required by GAAP to be recorded in our financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by our management about which expenses are excluded or included in determining these non-GAAP financial measures. Further, non-GAAP financial measures are not standardized. It may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. A reconciliation is provided for each non-GAAP financial measure used in this press release to the most directly comparable financial measure stated in accordance with GAAP at the end of this press release. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. In addition, investors are encouraged to review our consolidated financial statements included in our publicly filed reports in their entirety and not rely solely on any single financial measure.
Forward-Looking Statements
This press release and the accompanying conference call contain “forward-looking statements” within the meaning of federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential,” or “continue,” or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include, but are not limited to, statements regarding our future financial and operating performance (including our outlook and guidance), the demand for our platform, anticipated impacts of macroeconomic conditions on our business, our expectations regarding business benefits and financial impacts from our acquisitions, partnerships, and investments, and our ability to deliver on our long-term strategy.

The forward-looking statements contained in this press release and the accompanying conference call are also subject to additional risks, uncertainties, and factors, including those more fully described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 as well as the subsequent periodic and current reports and other filings that we make with the Securities and Exchange Commission from time to time. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release and the accompanying conference call.
Given these factors, as well as other variables that may affect our operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release and the accompanying conference call relate only to events as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as otherwise required by law.
About Jamf
Jamf’s purpose is to simplify work by helping organizations manage and secure an Apple experience that end users love and organizations trust. Jamf is the only company in the world that provides a complete management and security solution for an Apple-first environment designed to be enterprise secure, consumer simple and protects personal privacy. To learn more, visit www.jamf.com.
Investor Contact
Jennifer Gaumond
ir@jamf.com
Media Contact
Liarna LaPorta
media@jamf.com

Jamf Holding Corp.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$222,353	$224,680
Trade accounts receivable, net of allowances of $475 and $577	138,416	138,791
Deferred contract costs	28,513	27,958
Prepaid expenses	23,121	12,679
Other current assets	19,179	20,549
Total current assets	431,582	424,657
Equipment and leasehold improvements, net	20,711	19,321
Goodwill	891,050	882,593
Other intangible assets, net	139,446	147,823
Deferred contract costs, non-current	59,061	59,663
Other assets	46,782	46,172
Total assets	$1,588,632	$1,580,229

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$20,273	$18,405
Accrued liabilities	51,661	68,363
Income taxes payable	119	1,014
Deferred revenue	327,009	333,573
Total current liabilities	399,062	421,355
Deferred revenue, non-current	52,085	52,136
Deferred tax liability, net	5,132	5,180
Convertible senior notes, net	370,146	369,514
Other liabilities	14,985	16,061
Total liabilities	841,410	864,246
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	125	125
Treasury stock	—	(741)
Additional paid-in capital	1,292,918	1,269,264
Accumulated other comprehensive loss	(23,745)	(30,060)
Accumulated deficit	(522,076)	(522,605)
Total stockholders’ equity	747,222	715,983
Total liabilities and stockholders’ equity	$1,588,632	$1,580,229

Jamf Holding Corp.
Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Revenue:
Subscription	$164,224	$148,353
Services	3,397	3,706
License	—	64
Total revenue	167,621	152,123
Cost of revenue:
Cost of subscription(1)(2)(3)(5)(6) (exclusive of amortization expense shown below)	30,702	28,010
Cost of services(1)(2)(3)(4)(5) (exclusive of amortization expense shown below)	3,549	3,770
Amortization expense	2,851	3,312
Total cost of revenue	37,102	35,092
Gross profit	130,519	117,031
Operating expenses:
Sales and marketing(1)(2)(3)(5)(6)	59,712	64,782
Research and development(1)(2)(3)(4)(5)(6)	35,457	34,262
General and administrative(1)(2)(3)(4)(5)(6)(7)	32,668	32,198
Amortization expense	6,838	6,898
Total operating expenses	134,675	138,140
Loss from operations	(4,156)	(21,109)
Interest income, net	1,328	2,040
Foreign currency transaction gain (loss)	3,181	(412)
Income (loss) before income tax benefit (provision)	353	(19,481)
Income tax benefit (provision)	176	(1,043)
Net income (loss)	$529	$(20,524)

Net income (loss) per share, basic	$0.00	$(0.16)
Net income (loss) per share, diluted	$0.00	$(0.16)

Weighted-average shares used to compute net income (loss) per share, basic	129,845,214	127,292,097
Weighted-average shares used to compute net income (loss) per share, diluted	140,073,323	127,292,097
(1) Includes stock-based compensation as follows:

	Three Months Ended March 31,
	2025	2024
Cost of revenue:
Subscription	$3,061	$2,628
Services	390	412
Sales and marketing	7,174	6,389
Research and development	6,331	5,431
General and administrative	7,439	5,719
	$24,395	$20,579

(2) Includes payroll taxes related to stock-based compensation as follows:

	Three Months Ended March 31,
	2025	2024
Cost of revenue:
Subscription	$197	$137
Services	52	24
Sales and marketing	727	560
Research and development	470	302
General and administrative	429	265
	$1,875	$1,288
(3) Includes depreciation expense as follows:

	Three Months Ended March 31,
	2025	2024
Cost of revenue:
Subscription	$352	$298
Services	45	47
Sales and marketing	657	733
Research and development	465	444
General and administrative	286	258
	$1,805	$1,780
(4) Includes acquisition-related expense as follows:

	Three Months Ended March 31,
	2025	2024
Cost of revenue:
Services	$—	$79
Research and development	—	183
General and administrative	2,054	2,126
	$2,054	$2,388
(5) Includes system transformation costs as follows:

	Three Months Ended March 31,
	2025	2024
Cost of revenue:
Subscription	$107	$32
Services	13	—
Sales and marketing	339	51
Research and development	141	—
General and administrative	2,629	1,786
	$3,229	$1,869

(6) Includes restructuring and other cost optimization charges as follows:

	Three Months Ended March 31,
	2025	2024
Cost of revenue:
Subscription	$4	$10
Sales and marketing	109	5,571
Research and development	176	734
General and administrative	267	789
	$556	$7,104
(7) General and administrative also includes the following:

	Three Months Ended March 31,
	2025	2024
Extraordinary legal settlements and non-recurring litigation costs	—	(197)

Jamf Holding Corp.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Operating activities
Net income (loss)	$529	$(20,524)
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Depreciation and amortization expense	11,494	11,990
Amortization of deferred contract costs	7,403	6,325
Amortization of capitalized CCA implementation costs	1,605	—
Amortization of debt issuance costs	725	689
Non-cash lease expense	984	1,450
Provision for credit losses and returns	141	(24)
Stock-based compensation	24,395	20,579
Deferred income tax expense (benefit)	67	(267)
Other	(4,000)	(26)
Changes in operating assets and liabilities:
Trade accounts receivable	442	12,696
Prepaid expenses and other assets	(12,919)	(15,472)
Deferred contract costs	(7,135)	(8,334)
Accounts payable	1,625	(5,677)
Accrued liabilities	(14,148)	(10,602)
Income taxes payable	(859)	119
Deferred revenue	(6,283)	(8,885)
Other liabilities	—	59
Net cash provided by (used in) operating activities	4,066	(15,904)
Investing activities
Purchases of equipment and leasehold improvements	(3,049)	(1,755)
Purchase of investments	(3,000)	(1,500)
Other	10	25
Net cash used in investing activities	(6,039)	(3,230)
Financing activities
Payment of acquisition-related holdback	(3,600)	—
Proceeds from the exercise of stock options	—	280
Net cash (used in) provided by financing activities	(3,600)	280
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(269)	(184)
Net decrease in cash, cash equivalents, and restricted cash	(5,842)	(19,038)
Cash, cash equivalents, and restricted cash, beginning of period	228,344	250,809
Cash, cash equivalents, and restricted cash, end of period	$222,502	$231,771

Reconciliation of cash, cash equivalents, and restricted cash within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows above:
Cash and cash equivalents	$222,353	$224,497
Restricted cash included in other current assets	149	7,274
Total cash, cash equivalents, and restricted cash	$222,502	$231,771

Jamf Holding Corp.
Supplemental Financial Information
Reconciliation of GAAP to Non-GAAP Financial Data
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2025	2024
Operating expenses	$134,675	$138,140
Amortization expense	(6,838)	(6,898)
Stock-based compensation	(20,944)	(17,539)
Acquisition-related expense	(2,054)	(2,309)
Payroll taxes related to stock-based compensation	(1,626)	(1,127)
System transformation costs	(3,109)	(1,837)
Restructuring and other cost optimization charges	(552)	(7,094)
Extraordinary legal settlements and non-recurring litigation costs	—	197
Non-GAAP operating expenses	$99,552	$101,533

	Three Months Ended March 31,
	2025	2024
Gross profit	$130,519	$117,031
Amortization expense	2,851	3,312
Stock-based compensation	3,451	3,040
Acquisition-related expense	—	79
Payroll taxes related to stock-based compensation	249	161
System transformation costs	120	32
Restructuring and other cost optimization charges	4	10
Non-GAAP gross profit	$137,194	$123,665
Gross profit margin	78%	77%
Non-GAAP gross profit margin	82%	81%

	Three Months Ended March 31,
	2025	2024
Operating loss	$(4,156)	$(21,109)
Amortization expense	9,689	10,210
Stock-based compensation	24,395	20,579
Acquisition-related expense	2,054	2,388
Payroll taxes related to stock-based compensation	1,875	1,288
System transformation costs	3,229	1,869
Restructuring and other cost optimization charges	556	7,104
Extraordinary legal settlements and non-recurring litigation costs	—	(197)
Non-GAAP operating income	$37,642	$22,132
Operating loss margin	(2)%	(14)%
Non-GAAP operating income margin	22%	15%

	Three Months Ended March 31,
	2025	2024
Net income (loss)	$529	$(20,524)
Exclude: income tax benefit (provision)	176	(1,043)
Income (loss) before income tax benefit (provision)	353	(19,481)
Amortization expense	9,689	10,210
Stock-based compensation	24,395	20,579
Foreign currency transaction (gain) loss	(3,181)	412
Amortization of debt issuance costs	725	689
Acquisition-related expense	2,054	2,388
Payroll taxes related to stock-based compensation	1,875	1,288
System transformation costs	3,229	1,869
Restructuring and other cost optimization charges	556	7,104
Extraordinary legal settlements and non-recurring litigation costs	—	(197)
Non-GAAP income before income taxes	39,695	24,861
Non-GAAP provision for income taxes (1)	(9,527)	(5,967)
Non-GAAP net income	$30,168	$18,894
Net income (loss) per share:
Basic	$0.00	$(0.16)
Diluted	$0.00	$(0.16)
Weighted-average shares used in computing net income (loss) per share:
Basic	129,845,214	127,292,097
Diluted	140,073,323	127,292,097
Non-GAAP net income per share:
Basic	$0.23	$0.15
Diluted	$0.22	$0.14
Weighted-average shares used in computing non-GAAP net income per share:
Basic	129,845,214	127,292,097
Diluted	140,073,323	138,624,237
(1) In accordance with the SEC’s Non-GAAP Financial Measures Compliance and Disclosure Interpretation, the Company’s blended U.S. statutory rate of 24% is used as an estimate for the current and deferred income tax expense associated with our non-GAAP income before income taxes.

	Three Months Ended March 31,
	2025	2024
Net income (loss)	$529	$(20,524)
Interest income, net	(1,328)	(2,040)
(Benefit) provision for income taxes	(176)	1,043
Depreciation expense	1,805	1,780
Amortization expense	9,689	10,210
Stock-based compensation	24,395	20,579
Foreign currency transaction (gain) loss	(3,181)	412
Acquisition-related expense	2,054	2,388
Payroll taxes related to stock-based compensation	1,875	1,288
System transformation costs	3,229	1,869
Restructuring and other cost optimization charges	556	7,104
Extraordinary legal settlements and non-recurring litigation costs	—	(197)
Adjusted EBITDA	$39,447	$23,912
Net income (loss) as a percentage of total revenue	—%	(13)%
Adjusted EBITDA as a percentage of total revenue	24%	16%

	Three Months Ended March 31,			Years Ended December 31,
	2025	2024	2023	2024	2023
Net cash provided by (used in) operating activities	$4,066	$(15,904)	$(24,800)	$31,192	$35,964
Less:
Purchases of equipment and leasehold improvements	(3,049)	(1,755)	(1,121)	(9,009)	(2,934)
Free cash flow	1,017	(17,659)	(25,921)	22,183	33,030
Add:
Cash paid for interest	349	314	313	842	784
Cash paid for acquisition-related expense	155	1,422	403	10,270	2,975
Cash paid for system transformation costs	2,494	8,224	773	29,346	12,493
Cash paid for restructuring and other cost optimization charges	1,443	6,279	—	9,453	—
Cash paid for contingent consideration	—	—	6,000	—	6,000
Cash paid for extraordinary legal settlements and non-recurring litigation costs	—	135	—	305	132
Unlevered free cash flow	$5,458	$(1,285)	$(18,432)	$72,399	$55,414
Total revenue	$167,621	$152,123	$132,212	$627,399	$560,571
Net cash provided by (used in) operating activities as a percentage of total revenue	2%	(10)%	(19)%	5%	6%
Free cash flow margin	1%	(12)%	(20)%	4%	6%
Unlevered free cash flow margin	3%	(1)%	(14)%	12%	10%

	Trailing Twelve Months Ended March 31,
	2025	2024
Net cash provided by operating activities	$51,162	$44,860
Less:
Purchases of equipment and leasehold improvements	(10,303)	(3,568)
Free cash flow	40,859	41,292
Add:
Cash paid for interest	877	785
Cash paid for acquisition-related expense	9,003	3,994
Cash paid for system transformation costs	23,616	19,944
Cash paid for restructuring and other cost optimization charges	4,617	6,279
Cash paid for extraordinary legal settlements and non-recurring litigation costs	170	267
Unlevered free cash flow	$79,142	$72,561
Total revenue	$642,897	$580,482
Net cash provided by operating activities as a percentage of total revenue	8%	8%
Free cash flow margin	6%	7%
Unlevered free cash flow margin	12%	13%